EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-140096 on Form S-8 of Mutual Federal Bancorp, Inc. of our report dated March 18, 2008 appearing in this Annual Report on Form 10-KSB of Mutual Federal Bancorp, Inc. for the year ended December 31, 2007.

                                                                                                                                                 /s/Crowe Chizek and Company LLC

Oak Brook, Illinois
March 18, 2008